Exhibit 10.1

FIRST AMENDMENT AGREEMENT

This FIRST AMENDMENT AGREEMENT, dated as of November 30, 2021 (this “Amendment”), is made and entered into by and among LANDSEA HOMES CORPORATION, a Delaware corporation (the “Borrower”), WESTERN ALLIANCE BANK, an Arizona corporation (“Western Alliance Bank”), as Administrative Agent (in such capacity, the “Administrative Agent”), FLAGSTAR BANK, FSB (“Flagstar Bank”), EAST WEST BANK (“East West Bank”) (Flagstar Bank and East West Bank are individually and collectively referred to as “Incremental Lender”), the lenders party to the Credit Agreement, and the other Loan Parties as of the date hereof.

RECITALS:

WHEREAS, reference is made to the Credit Agreement dated as of October 6, 2021 (as amended, supplemented or otherwise modified to the date hereof, the “Credit Agreement”), by and among the Borrower, the lenders from time to time party thereto and the Administrative Agent;

WHEREAS, it is intended that (a) the Borrower will obtain the Incremental Commitments (as defined below) and (b) the proceeds of the borrowings under the Incremental Commitments will be used (i) by Borrower and its Subsidiaries as provided in the Credit Agreement and (ii) to pay fees and expenses incurred in connection with the foregoing (the transactions described in this paragraph, collectively, the “Transactions”);

WHEREAS, subject to the terms and conditions of the Credit Agreement, and pursuant to Section 2.14 of the Credit Agreement, the Borrower has requested that (a) Flagstar Bank provide an Incremental Commitment of $80,000,000, (b) East West Bank provide an Incremental Commitment of $25,000,000 (the Incremental Commitments referenced in (a) and (b) are collectively the “Revolving Commitment Increase”), and (c) the Credit Agreement be amended in the manner provided for herein;

WHEREAS, each Incremental Lender is willing to provide the Incremental Commitments to the Borrower on the Amendment Effective Date (as defined below), and the parties hereto wish to amend the Credit Agreement on the terms and subject to the conditions set forth herein and in the Credit Agreement.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Defined Terms; Interpretation; Etc. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

SECTION 2. Incremental Loans. (a) Each Incremental Lender hereby agrees to provide a Commitment to the Borrower to make Revolving Loans from and after the Amendment Effective Date in U.S. Dollars in an aggregate principal amount equal to the amount set forth opposite Incremental Lender’s name on Schedule I attached hereto (each, an “Incremental Commitment” and, collectively, the “Incremental Commitments”), on the terms set forth herein and in the Credit Agreement (as amended hereby), and subject to the conditions set forth herein. The Incremental Commitments shall be deemed to be “Commitments” as defined in the Credit Agreement (as amended hereby) for all purposes of the Loan Documents having terms and provisions identical to those applicable to the Commitments outstanding immediately prior to the Amendment Effective Date (the “Existing Revolving Commitments”).

(b) Each Incremental Lender (i) confirms that a copy of the Credit Agreement and the other applicable Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and make an Incremental Commitment, have been made available to Incremental Lender; (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender or agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement or the other applicable Loan Documents, including this Amendment; (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) acknowledges and agrees that upon the Amendment Effective Date such Incremental Lender shall be a “Lender” and an “Incremental Lender” under, and for all purposes of, the Credit Agreement and the other Loan Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a Lender and an Incremental Lender thereunder.

SECTION 3. Effective Date Reallocation. On the Amendment Effective Date, the Lenders holding Commitments immediately prior to the Revolving Commitment Increase given effect pursuant to this Amendment shall automatically and without further act assign to certain Lenders (including the Incremental Lender), and certain Lenders (including the Incremental Lender) shall purchase from the assigning Lenders holding Commitments immediately prior to such Revolving Commitment Increase, at the principal amount thereof, such interests in the Revolving Loans outstanding on the Amendment Effective Date as shall be necessary in order that, after giving effect to this Amendment and all such assignments and purchases, such Revolving Loans are held by the Lenders ratably in accordance with their Commitments after giving effect to this Amendment. The requirements under Section 10.5(b) of the Credit Agreement and requirements in respect of minimum borrowing, pro rata borrowing and pro rata payment requirements contained elsewhere in the Credit Agreement shall not apply to the transactions effected pursuant to the immediately preceding sentence.

SECTION 4. Amendments to Credit Agreement; Other Agreements.

(a) Amendments. Each of the provisions of the Credit Agreement which appear with computerized underscoring in Exhibit A attached hereto are hereby inserted into the Credit Agreement, and each of the provisions of the Credit Agreement which appear with computerized strike-through markings in Exhibit A attached hereto are hereby deleted in their entirety from the Credit Agreement.

(b) Western Alliance Bank Commitment. The Commitment of Western Alliance Bank, as a Lender, is hereby amended to be equal to $380,000,000, effective as of the Amendment Effective Date.

SECTION 5. Conditions Precedent to Effectiveness of Amendment and Incremental Loans. This Amendment, and each Incremental Lender’s obligation to provide the Incremental Commitments pursuant to this Amendment, shall become effective as of the date on which the following conditions precedent are satisfied (such date, the “Amendment Effective Date”):

(a) The Administrative Agent shall have received from the Borrower, each other Loan Party, Lenders and each Incremental Lender a counterpart of this Amendment duly executed and delivered on behalf of such party.

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(b) The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the Amendment Effective Date) of counsel for the Loan Parties in form and substance reasonably satisfactory to the Administrative Agent.

(c) The Administrative Agent shall have received a certificate of Borrower, dated the Amendment Effective Date and in form and substance reasonably satisfactory to the Administrative Agent, executed by any Responsible Officer of Borrower, including or attaching (i) copies of resolutions of the board of directors and/or similar governing bodies of Borrower approving and authorizing the execution, delivery and performance of this Amendment, certified as of the Amendment Effective Date by a secretary, an assistant secretary or a Responsible Officer of Borrower as being in full force and effect without modification or amendment, and (ii) the documents or certifications, as applicable, referred to in paragraph (d) of this Section, or otherwise certifying such documents provided to Administrative Agent in connection with the closing of the Credit Agreement or subsequent Subsidiary Guarantees by Subsidiary Guarantors (as applicable) remain in full force and effect, and without amendment or modification.

(d) The Administrative Agent shall have received (i) as to each Loan Party, either (x) a copy of each certificate or articles of incorporation or organization or other applicable constitutive documents of such Loan Party certified, to the extent applicable, as of a recent date by the applicable Governmental Authority or (y) written certification by such Loan Party’s secretary, assistant secretary or other Responsible Officer that such Loan Party’s certificate or articles of incorporation or organization or other applicable constitutive documents most recently certified and delivered to the Administrative Agent prior to the Amendment Effective Date pursuant to the Loan Documents remain in full force and effect on the Amendment Effective Date without modification or amendment since such original delivery, (ii) as to each Loan Party, either (x) signature and incumbency certificates of the Responsible Officers of such Loan Party executing the Loan Documents to which it is a party or (y) written certification by such Loan Party’s secretary, assistant secretary or other Responsible Officer that such Loan Party’s signature and incumbency certificates most recently delivered to the Administrative Agent prior to the Amendment Effective Date pursuant to the Loan Documents remain true and correct as of the Amendment Effective Date, and (iii) a certificate of existence or good standing (to the extent such concept exists) from the applicable Governmental Authority of each Loan Party’s jurisdiction of incorporation, organization or formation as of a reasonably recent date.

(e) The Administrative Agent shall have received for each Incremental Lender that shall have requested a promissory note, a duly completed and executed promissory note for Incremental Lender.

(f) The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Amendment Effective Date, including reimbursement or payment of all out-of-pocket expenses (including reasonable fees, charges and disbursements of counsel) required to be reimbursed or paid by any Loan Party.

(g) The Administrative Agent shall have received such other documents and agreements as required by Administrative Agent in connection with this Amendment.

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(h) The Administrative Agent and Incremental Lender shall have received, at least three Business Days prior to the Amendment Effective Date, all documentation and other information about the Borrower and the other Loan Parties as shall have been requested prior to the Amendment Effective Date by the Administrative Agent or such Incremental Lender that they shall have reasonably determined is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the USA PATRIOT Act.

(i) Upon the effectiveness of this Amendment and both immediately before and immediately after giving effect to this Amendment, no Default or Event of Default shall exist.

(j) The representations and warranties in Section 6 of this Amendment shall be true and correct in all material respects.

The Administrative Agent shall notify the Borrower and the Lenders of the Amendment Effective Date, and such notice shall be conclusive and binding.

SECTION 6. Representations and Warranties. In order to induce the Lenders, Incremental Lenders and the Administrative Agent to enter into this Amendment and to induce the Incremental Lenders to provide the Incremental Commitments hereunder, the Borrower hereby represents and warrants to the Lenders, each Incremental Lender and the Administrative Agent on and as of the Amendment Effective Date that:

(a) Existence, Qualification and Power. The Borrower and each Loan Party (i) is duly organized or formed, validly existing and, as applicable, in good standing under the Laws of the jurisdiction of its incorporation or organization, (ii) has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to (x) own or lease its assets and carry on its business and (y) execute, deliver and perform its obligations under the Amendment and the other Loan Documents to which it is a party, and (iii) is duly qualified and is licensed and, as applicable, in good standing under the laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification or license, except to the extent that failure to do so could not reasonably be expected to result in a Material Adverse Change.

(b) Authorization; No Contravention. The execution, delivery and performance by the Borrower of the Amendment and each Loan Document to which it is party have been duly authorized by all necessary corporate or other organizational action, and do not and will not (i) contravene the terms of its certificate or articles of incorporation or organization or other applicable constitutive documents, (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (x) any material contractual obligation to which the Borrower is a party or affecting the Borrower or the properties of the Borrower or any Subsidiary or (y) any material order, injunction, writ or decree of any Governmental Authority or any arbitral award to which the Borrower or any Subsidiary or its property is subject or (c) violate any law in any material respect.

(c) Governmental Authorization; Other Consents. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Borrower of this Amendment or any other Loan Document, except for such approvals, consents, exemptions, authorizations, actions or notices that have been duly obtained, taken or made and in full force and effect.

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(d) Execution and Delivery; Binding Effect. This Amendment has been, and each other Loan Document, when delivered hereunder, will have been, duly executed and delivered by the Loan Parties party thereto. This Amendment constitutes, and each other Loan Document when so delivered will constitute, a legal, valid and binding obligation of each Loan Party that is party thereto, enforceable against each such Loan Party in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other Laws affecting creditors’ rights generally and by general principles of equity.

(e) Credit Agreement Representations and Warranties. The representations and warranties of the Borrower and the other Loan Parties set forth in the Credit Agreement or in any other Loan Document are true and correct in all material respects (or, in the case of any such representation or warranty already qualified by materiality, in all respects) on and as of the Amendment Effective Date (or, in the case of any such representation or warranty expressly stated to have been made as of a specific date, as of such specific date).

SECTION 7. Reaffirmation of Guarantees. Each Loan Party hereby acknowledges its receipt of a copy of this Amendment and its review of the terms and conditions hereof and consents to the terms and conditions of this Amendment and the transactions contemplated thereby, including the extension of credit in the form of the Incremental Commitments. Each Loan Party hereby (a) affirms and confirms its guarantees and other undertakings under the Credit Agreement and the other Loan Documents to which it is a party, (b) agrees that (i) each Loan Document to which it is a party shall continue to be in full force and effect and (ii) all guarantees, pledges, grants and other undertakings thereunder shall continue to be in full force and effect and shall accrue to the benefit of the Administrative Agent and Lenders, and (c) acknowledges that from and after the date hereof, all Incremental Commitments and Revolving Loans under the Credit Agreement from time to time outstanding shall be deemed to be Borrower Obligations.

SECTION 8. Miscellaneous.

(a) Release. Each Loan Party fully, finally, and forever releases and discharges Administrative Agent, Lenders and their successors, assigns, directors, officers, employees, agents, and representatives from any and all actions, causes of action, claims, debts, demands, liabilities, obligations, and suits, of whatever kind or nature, in law or equity, that such Loan Party has or in the future may have, whether known or unknown, (i) in respect of the Loan, the Loan Documents, or the actions or omissions of Administrative Agent or Lenders in respect of the Loan or the Loan Documents and (ii) arising from events occurring prior to the date of this Amendment. FURTHER, BORROWER AND EACH OTHER LOAN PARTY EXPRESSLY WAIVES ANY PROVISION OF APPLICABLE LAW TO THE EFFECT THAT A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.

(b) Recordation of the Incremental Loans. Upon execution and delivery hereof, the Administrative Agent will record in the Register the Incremental Commitments made by the Incremental Lender.

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(c) Amendment, Modification and Waiver. This Amendment may not be amended and no provision hereof may be waived except pursuant to a writing signed by the requisite parties pursuant to Section 10.2(c) of the Credit Agreement.

(d) Entire Agreement. This Amendment, the Credit Agreement (as amended hereby) and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

(e) Governing Law. This Amendment and any claims controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Amendment and the transactions contemplated hereby shall be governed by, and construed in accordance with, the laws of the State of Arizona.

(f) Jurisdiction. The Borrower and each other Loan Party irrevocably and unconditionally agrees that it will not commence any action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against the Administrative Agent, any Lender, or any Related Party of the foregoing in any way relating to this Amendment, the Credit Agreement or any other Loan Document or the transactions relating hereto or thereto, in any forum other than the courts of the State of Arizona sitting in Maricopa County, and of the United States District Court of the District of Arizona, and any appellate court from any thereof, and each of the parties hereto irrevocably and unconditionally submits to the jurisdiction of such courts and agrees that all claims in respect of any such action, litigation or proceeding may be heard and determined in such Arizona State court or, to the fullest extent permitted by applicable Law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action, litigation or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or in any other Loan Document shall affect any right that the Administrative Agent, any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against Borrower or its properties in the courts of any jurisdiction.

(g) Waiver of Venue. The Borrower and each other Loan Party irrevocably and unconditionally waives, to the fullest extent permitted by Applicable Law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Amendment or any other Loan Document in any court referred to in paragraph (e) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by Applicable Law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(h) Service of Process. Each party hereto irrevocably consents to service of process in the manner provided for notices in Section 10.1 of the Credit Agreement. Nothing in this Amendment or any other Loan Document will affect the right of any party hereto to serve process in any other manner permitted by Applicable Law.

(i) WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON

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CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. WITHOUT LIMITING THE FOREGOING WAIVER OF JURY TRIAL, SECTION 10.12 OF THE CREDIT AGREEMENT IS HEREBY INCORPORATED HEREIN BY REFERENCE.

(j) Severability. Any term or provision of this Amendment that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Amendment or affecting the validity or enforceability of any of the terms or provisions of this Amendment in any other jurisdiction. If any provision of this Amendment is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.

(k) Counterparts; Integration; Effectiveness. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 5 hereof, this Amendment shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment.

(l) Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

(m) Reference to and Effect on the Credit Agreement and the Other Loan Documents. On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment. Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed and this Amendment shall not be considered a novation. The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent or Lender under, the Credit Agreement or any of the other Loan Documents. This Amendment shall be deemed to be a Loan Document as defined in the Credit Agreement.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

ADMINISTRATIVE AGENT:

WESTERN ALLIANCE BANK, an Arizona corporation

By:	/s/ Jenna White
Name:	Jenna White
Title: Vice President

[Signature Page to First Amendment Agreement]

LENDER:

WESTERN ALLIANCE BANK, an Arizona corporation

By:	/s/ Jenna White
Name:	Jenna White
Title: Vice President

[Signature Page to First Amendment Agreement]

LENDER:

BANK OF AMERICA, N.A., a national banking association

By:	/s/ Helen Chan
Name:	Helen Chan
Title: Vice President

[Signature Page to First Amendment Agreement]

INCREMENTAL LENDER:

FLAGSTAR BANK, FSB

By:	/s/ Nathan Boyle
Name:	Nathan Boyle
Title: Vice President

[Signature Page to First Amendment Agreement]

INCREMENTAL LENDER:

EAST WEST BANK

By:	/s/ May Kwong
Name: May Kwong
Title: FVP - CRE Banking - SoCal

[Signature Page to First Amendment Agreement]

BORROWER:

LANDSEA HOMES CORPORATION, a Delaware corporation

By:	/s/ John Ho
Name: John Ho
Title: CEO

[Signature Page to First Amendment Agreement]

GUARANTORS:

LANDSEA HOMES US CORPORATION, a Delaware corporation

By:	/s/ John Ho
Name: John Ho
Title: CEO

[Signature Page to First Amendment Agreement]

GUARANTORS CONTINUED:

LANDSEA HOMES- WAB 2 LLC, a Delaware limited liability company
GARRETT WALKER HOMES, LLC, an Arizona limited liability company
AV1, LLC, an Arizona limited liability company
GWH NCC, LLC, an Arizona limited liability company
GWH MOUNTAIN VIEWS, LLC, an Arizona limited liability company
BETHANY RANCH, LLC, an Arizona limited liability company
GWH GRAND VILLAGE, LLC, an Arizona limited liability company
GWH NCC-71, LLC, an Arizona limited liability company
GWH PARK FOREST, LLC, an Arizona limited liability company
GWH WEST POINTE ESTATES, LLC, an Arizona limited liability company
GWH WEST POINTE VILLAGE, LLC, an Arizona limited liability company
GWH TRENTON PARK, LLC, an Arizona limited liability company
GWH SUNDANCE, LLC, an Arizona limited liability company
GWH NORTHERN FARMS, LLC, an Arizona limited liability company
GWH NCC 13 & 14, LLC, an Arizona limited liability company
ACOMA COURT, LLC, an Arizona limited liability company
PINNACLE WEST HOMES M72 LLC, an Arizona limited liability company
GWH SUNSET FARMS, LLC, an Arizona limited liability company
GWH NCC 9 & 11, LLC, an Arizona limited liability company
GWH SUNRISE, LLC, an Arizona limited liability company
PINNACLE WEST HOMES CENTERRA LLC, an Arizona limited liability company

By: /s/ Bart Beasley
Name: Bart Beasley
Title: SVP

[Signature Page to First Amendment Agreement]

GUARANTORS CONTINUED:

PINNACLE WEST HOMES DESTINY LLC, an Arizona limited liability company
LS-VERRADO VICTORY DUPLEX LLC, a Delaware limited liability company
LS-EASTMARK V LLC, a Delaware limited liability company
LS-VEH COUNTRY CLUB LAKES LLC, a Delaware limited liability company
LS-VEH EAGLE CREST LLC, a Florida limited liability company
LS-VEH GEORGIANA RESERVE LLC, a Delaware limited liability company
LS-VEH ST. JOHN’S LLC, a Delaware limited liability company
LS-VEH HALIFAX ESTATE LLC, a Delaware limited liability company
LS-VEH HALIFAX BULOW LLC, a Delaware limited liability company
LS-VEH LAKE HELEN LLC, a Delaware limited liability company
LS-VEH REDTAIL LLC, a Delaware limited liability company
LS-VEH LLC, a Delaware limited liability company
LS-VEH 2 LLC, a Delaware limited liability company
LS-VEH TX LLC, a Delaware limited liability company
LS-VEH TX 2 LLC, a Delaware limited liability company
LS-VEH JUNCTION LLC, a Delaware limited liability company
LS-FL COURTYARDS AT WATERSTONE LLC, a Delaware limited liability company
LANDSEA HOMES- WAB LLC, a Delaware limited liability company
LS INVESTCO VALE LLC, a Delaware limited liability company
SF VALE, LLC, a Delaware limited liability company
LS MANAGER VALE LLC, a Delaware limited liability company
LS-SUNNYVALE LLC, a California limited liability company
THE VALE PA-1 OWNER, LLC, a Delaware limited liability company
THE VALE PA-2 OWNER, LLC, a Delaware limited liability company
THE VALE PA-3 OWNER, LLC, a Delaware limited liability company
By: /s/ Bart Beasley
Name: Bart Beasley
Title: SVP

[Signature Page to First Amendment Agreement]

GUARANTORS CONTINUED:

LS-MILPITAS LLC, a Delaware limited liability company
LS-LIDO LLC, a Delaware limited liability company
LS-NEWARK LLC, a Delaware limited liability company
LS-CHANDLER LLC, a Delaware limited liability company
LS-CHATSWORTH LLC, a Delaware limited liability company
LS-ONTARIO II LLC, a Delaware limited liability company
LS-ONTARIO LLC, a Delaware limited liability company
PINNACLE WEST HOMES E92 LLC, an Arizona limited liability company
LS-EASTMARK LLC, a Delaware limited liability company
LS-TRACY LLC, a Delaware limited liability company
LS-GOODYEAR LLC, a Delaware limited liability company
LS-ANAHEIM LLC, a Delaware limited liability company
LS-925 WOLFE LLC, a Delaware limited liability company
LS-BENTRIDGE LLC, a Delaware limited liability company
LS-51 PEORIA LLC, a Delaware limited liability company
MERCEDES PREMIER HOMES, LLC, a Florida limited liability company
MERCEDES PREMIER HOMES JACKSONVILLE LLC, a Florida limited liability company
MERCEDES PREMIER HOMES MELBOURNE LLC, a Florida limited liability company
VINTAGE ESTATE HOMES LLC, a Florida limited liability company
VINTAGE ESTATE HOMES OF TEXAS LLC, a Florida limited liability company
MERCEDES PREMIER REALTY, LLC, a Florida limited liability company
COUNTRY CLUB LAKES DEVELOPERS, LLC, a Florida limited liability company
HERITAGE POINT COMMUNITY DEVELOPERS LLC, a Florida limited liability company
THOUSAND OAKS DEVELOPMENT, LLC, a Florida limited liability company
GEORGIANA COMMUNITY DEVELOPERS, LLC, a Florida limited liability company

By:	/s/ Bart Beasley
Name: Bart Beasley
Title: SVP

[Signature Page to First Amendment Agreement]

GUARANTORS CONTINUED:

THE JUNCTION COMMUNITY DEVELOPERS, LLC, a Florida limited liability company
LANDSEA URBAN LLC, a Delaware limited liability company
LANDSEA CONSTRUCTION INC., a Delaware corporation
LANDSEA CONSTRUCTION LLC, a California limited liability company
LANDSEA CONSTRUCTION ARIZONA INC., a Delaware corporation
LANDSEA REAL ESTATE INC., a California corporation
LANDSEA REAL ESTATE, NEW JERSEY, L.L.C., a Delaware limited liability company
LANDSEA REAL ESTATE CALIFORNIA, INC., a California corporation
LANDSEA REAL ESTATE ARIZONA INC., a Delaware corporation

By:	/s/ Bart Beasley
Name: Bart Beasley
Title: SVP

[Signature Page to First Amendment Agreement]

GUARANTORS CONTINUED:

LANDSEA HOMES OF CALIFORNIA INC., a Delaware corporation
LS-SANTA CLARA LLC, a Delaware limited liability company
LS-DANVILLE LLC, a Delaware limited liability company
LS-WALNUT CREEK LLC, a California limited liability company
LS-SF JORDAN RANCH LLC, a California limited liability company
LS-NOVATO LLC, a Delaware limited liability company
LS-WILDER LLC, a Delaware limited liability company
LS-ALAMEDA MARINA LLC, a Delaware limited liability company
LS-SAN JUAN LLC, a Delaware limited liability company
LS-PLACENTIA LLC, a Delaware limited liability company
LS-FONTANA LLC, a Delaware limited liability company
LS-LA SIMI MEZZ LLC, a Delaware limited liability company
LS-LA SIMI LLC, a California limited liability company
LS-OC PORTOLA LLC, a California limited liability company
PORTOLA PA-1 MEZZ OWNER LLC, a Delaware limited liability company
PORTOLA PA-1 OWNER, LLC, a Delaware limited liability company
PORTOLA PA-3 MEZZ OWNER LLC, a Delaware limited liability company
PORTOLA PA-3 OWNER, LLC, a Delaware limited liability company
PORTOLA PA-4 MEZZ OWNER LLC, a Delaware limited liability company
PORTOLA PA-4 OWNER, LLC, a Delaware limited liability company
PORTOLA PA-5 MEZZ OWNER LLC, a Delaware limited liability company
PORTOLA PA-5 OWNER, LLC, a Delaware limited liability company
PORTOLA PA-5B MEZZ OWNER LLC, a Delaware limited liability company
PORTOLA PA-5B OWNER, LLC, a Delaware limited liability company

By:	/s/ Bart Beasley
Name:	Bart Beasley
Title: SVP

[Signature Page to First Amendment Agreement]

GUARANTORS CONTINUED:

LANDSEA HOMES OF TEXAS LLC, a Delaware limited liability company
LANDSEA HOMES OF FLORIDA LLC, a Delaware limited liability company
LANDSEA HOMES OF ARIZONA LLC, a Delaware limited liability company
LS-NORTH PHOENIX LLC, a Delaware limited liability company
LS-QUEEN CREEK LLC, a Delaware limited liability company
LS-QUEEN CREEK II LLC, a Delaware limited liability company
LS-VERRADO MARKETSIDE LLC, a Delaware limited liability company
LS-CITRUS PARK LLC, a Delaware limited liability company
GWH HOLDINGS, LLC, an Arizona limited liability company
GARRETT WALKER DEVELOPMENT, LLC, an Arizona limited liability company
JJAZ CONSTRUCTION, LLC, an Arizona limited liability company
GW SALES, LLC, an Arizona limited liability company 54 WINDSOR, LLC, an Arizona limited liability company
ALICE PARK, LLC, an Arizona limited liability company
SUMMERS PLACE AT BASELINE, LLC, an Arizona limited liability company
THE GROVE AT BASELINE, LLC, an Arizona limited liability company
THE RIDGE, LLC, an Arizona limited liability company
TOWNLEY PARK, LLC, an Arizona limited liability company
SFGW, LLC, an Arizona limited liability company
OLIVE PARK, LLC, an Arizona limited liability company
PARADISE 21, LLC, an Arizona limited liability company
SGCR, LLC, an Arizona limited liability company
SMGWH, LLC, an Arizona limited liability company
CDR11, LLC, an Arizona limited liability company
GRAND MANOR, LLC, an Arizona limited liability company
GWH CANTADA, LLC, an Arizona limited liability company
HEARN MANOR, LLC, an Arizona limited liability company
HNM, LLC, an Arizona limited liability company

By:	/s/ Bart Beasley
Name:	Bart Beasley
Title: SVP

[Signature Page to First Amendment Agreement]

GUARANTORS CONTINUED:

PINNACLE WEST HOMES HOLDING LLC, a Delaware limited liability company
A & J COMPANIES, LLC, an Arizona limited liability company
PINNACLE WEST HOMES AND DEVELOPMENT, LLC, an Arizona limited liability company
PINNACLE WEST HOMES ALAMAR LLC, an Arizona limited liability company
PINNACLE WEST HOMES ENCANTA LLC, an Arizona limited liability company
PINNACLE WEST HOMES HIGHLANDS LLC, an Arizona limited liability company
PINNACLE WEST HOMES E-69 LLC, an Arizona limited liability company
PINNACLE WEST HOMES E70 LLC, an Arizona limited liability company
PINNACLE WEST HOMES M71 LLC, an Arizona limited liability company
PINNACLE WEST HOMES E44 LLC, an Arizona limited liability company
PINNACLE WEST HOMES V117 LLC, an Arizona limited liability company
PINNACLE WEST HOMES E48 LLC, an Arizona limited liability company

By:	/s/ Bart Beasley
Name:	Bart Beasley
Title: SVP

[Signature Page to First Amendment Agreement]

Schedule I

As of the Amendment Effective Date:

Incremental Lender	Incremental Commitment
Flagstar Bank, FSB	$80,000,000
East West Bank	$25,000,000
Total:	$105,000,000